SUPPLEMENT DATED NOVEMBER 6, 2012 TO THE

STERLING CAPITAL FUNDS CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

AND STERLING CAPITAL FUNDS INSTITUTIONAL AND CLASS R SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2012, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Class A, Class B, and Class C Shares Prospectus and Institutional and Class R Shares Prospectus, each dated February 1, 2012, as amended (each, a “Prospectus”):

Effective January 1, 2013, George F. Shipp, the portfolio manager of the Sterling Capital Equity Income Fund and Sterling Capital Special Opportunities Fund (the “Funds”), and Chief Investment Officer of Scott & Stringfellow, LLC (the “Sub-Adviser”) will become an employee of Sterling Capital Management LLC (the “Adviser”). As a result, the sub-advisory agreement between the Adviser and the Sub-Adviser will terminate, and the Sub-Adviser will no longer provide sub-advisory services to the Funds. Mr. Shipp will continue to serve as portfolio manager of the Funds, and the Funds will continue to pursue their current investment objective and strategies.

Therefore, as of January 1, 2013, references to the Sub-Adviser in the Funds’ Prospectuses are removed and related statements in the Prospectuses are revised accordingly.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

PRO-ALLSUP-1112

SUPPLEMENT DATED NOVEMBER 6, 2012 TO THE

STERLING CAPITAL FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2012, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Statement of Additional Information dated February 1, 2012, as amended (the “SAI”):

Effective January 1, 2013, George F. Shipp, the portfolio manager of the Sterling Capital Equity Income Fund and Sterling Capital Special Opportunities Fund (the “Funds”), and Chief Investment Officer of Scott & Stringfellow, LLC (the “Sub-Adviser”) will become an employee of Sterling Capital Management LLC (the “Adviser”). As a result, the sub-advisory agreement between the Adviser and the Sub-Adviser will terminate, and the Sub-Adviser will no longer provide sub-advisory services to the Funds. Mr. Shipp will continue to serve as portfolio manager of the Funds, and the Funds will continue to pursue their current investment objective and strategies.

Therefore, as of January 1, 2013, references to the Sub-Adviser in the Funds’ SAI are removed and related statements in the SAI are revised accordingly.

In addition, the first paragraph under the heading of the SAI entitled “PORTFOLIO MANAGER COMPENSATION – STERLING CAPITAL” is amended and restated as follows:

“Sterling Capital offers investment professionals a compensation plan which has three components: (i) base compensation, which is linked to job function, responsibilities and experience, (ii) incentive compensation, which varies based on investment performance and other factors determined by management, and (iii) a percentage of firm profits. The majority of potential total cash compensation consists of incentive compensation, which could ultimately make up more than half of the investment professional’s compensation. Incentive compensation is based on (1) performance of the portfolios managed by the portfolio manager in comparison to benchmarks appropriate for the various portfolios managed, and in comparison to peer groups, and (2) other subjective criteria as determined by executive management including firm/department leadership, management of personnel, and compliance results. For purposes of incentive compensation, the Small Value Fund, Total Return Bond Fund and the Mid Value Fund are measured against the Russell 2000 Value Index, Barclays Capital Aggregate Bond Index and the Russell Midcap Value Index, respectively, while other Funds are compared to their respective Lipper peer group. Certain professionals’ compensation may include an asset-based component.”

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SAI FOR FUTURE REFERENCE

SAI-ALLSUP-1112